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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 16, 2001 (October 1, 2001)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


        1-9020                                                  72-1440714
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On October 1, 2001, Francisco A. Garcia and Daniel G. Fournerat resigned as directors of PetroQuest Energy, Inc. Mr. Fournerat will continue to serve as an officer of PetroQuest Energy, Inc. in his capacities as Senior Vice President, General Counsel and Secretary.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 16, 2001                 PETROQUEST ENERGY, INC.


                                       By: /s/ Michael O. Aldridge
                                          ------------------------------------
                                       Michael O. Aldridge
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer